Premises and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Premises and Equipment
(4)	Premises and Equipment

Premises and equipment are summarized as follows (in thousands):

	At December 31,
	2014	2013
Land	$2,461	2,461
Buildings and improvements	6,158	6,166
Furniture and equipment	3,108	2,958

Total, at cost	11,727	11,585
Less accumulated depreciation	(5,653)	(5,457)

Premises and equipment, net	$6,074	6,128